EXHIBIT 17.1
RESIGNATION LETTER OF MARK MINTMIRE
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               I, Mark A. Mintmire, hereby resign as President, Secretary and Director of Amenity Zone, Inc., effective immediately.
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                s/s MARK A. MINTMIRE
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                    MARK A. MINTMIRE
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